Exhibit 10.1

                           FIRSTBINGO.COM
               (a corporation incorporated under the
                    laws of the State of Nevada)

                          DEMAND DEBENTURE


                   Principal Amount:  $750,000.00
                          (United States)

                           Interest:  12%


ARTICLE 1. - AMOUNT AND OBLIGATIONS SECURED

1.1       Covenant to Pay

          FIRSTBINGO.COM, a corporation incorporated under the laws of the State of Nevada (hereinafter called the "Company"), for value received, hereby acknowledges itself indebted to and promises to pay to or to the order of AMPANG INVESTMENTS LTD., a corporation incorporated under the laws of the Bahamas (hereinafter called the "Holder"), on demand, the sum of SEVEN HUNDRED AND FIFTY THOUSAND ($750,000.00) DOLLARS in lawful money of the United States of America, at Cable Beach Court, No. 1 West Bay Street, P.O.Box CB11728, Nassau, Bahamas, in the City of Nassau,Country of the Bahamas. The principal amount from time to time outstanding hereunder shall bear interest at a rate of twelve (12%) percent per annum, calculated monthly before and after default and after judgement, with interest on overdue interest at the rate aforesaid.

1.2       Demand Debenture

          This instrument shall, in all respects, be construed as a demand debenture and the Holder may, at any time and from time to time, make demand upon the Company to pay all or any part of the principal amount owing hereunder, together with interest accrued and owing thereon.

1.3       Right to Pre-pay

          The Company shall have the right, at any time and from time to time, if not in default hereunder, to pre-pay all or any part of the principal sum owing hereunder from time to time, together with all interest owing thereon, without notice, bonus or penalty.

ARTICLE 2. - SECURITY

2.1 As security for payment of the principal amount and interest and all other monies from time to time owing under this Debenture (including realization expenses) and for the payment and performance of all obligations herein contained, the Company hereby:


     (a) grants, assigns, conveys, mortgages and charges as and by way of a fixed specific mortgage and charge, to and in favour of the Holder, its successors and assigns, all real property now or hereafter owned by the Company and all appurtenances, buildings and fixtures now or hereafter situate thereon, and all easements, licenses, privileges or other rights or interests as are appurtenant thereto and all other estate or interest of the Company therein;

     (b) grants, mortgages and charges as and by way of a fixed and specific mortgage and charge to and in favour of the Holder, its successors and assigns all vehicles, machinery, tools, equipment, plant, chattels and other tangible personal property now or hereafter owned or acquired by the Company and wheresoever situate and all accessions thereto and any proceeds arising from the sale or disposition of any such property and assets; and

     (c) grants, mortgages and charges as and by way of a first floating charge to and in favour of the Holder, its successors and assigns, the undertaking and all the other property and assets of the Company, both real and personal, moveable and immovable, of whatsoever nature and kind, both present and future, now owned or hereafter acquired (other than such of the property and assets as is effectively and validly charged by the fixed and specific mortgages and charges hereinbefore created) and including, without limiting the generality of the foregoing, the Company's present and future revenues, incomes, monies, rights, franchises, materials, supplies, negotiable and non-negotiable instruments, judgements, book debts, accounts receivable, and other assets both tangible and intangible, legal or equitable, together with its goodwill and uncalled capital. Such floating charge shall in no way hinder or prevent the Company, until the security hereby constituted shall have become enforceable, from selling, alienating, assigning, leasing or otherwise dealing with the subject matter of such floating charge in the ordinary course of its business and for the purpose of carrying on the same;

provided that the said mortgages and charges shall not extend or apply to the last day of the term of any lease or any agreement therefor now held or hereafter acquired by the Company, but should any such mortgages and charges become enforceable the Company shall thereafter stand possessed of such last day and shall hold it in trust to assign the same to any person who may acquire such term or the part thereof hereby charged in the course of any enforcement of the said mortgages and charges or any realization of the subject matter thereof.

          All property and assets now or hereafter subject to the said fixed and floating mortgages and charges shall be collectively referred to herein as the "Collateral".




ARTICLE 3. - COVENANTS

3.1       General Covenants

          The Company covenants with the Holder:

     (a) To carry on business: The Company shall carry on and conduct its business in a proper and efficient manner, and will keep or cause to be kept proper books of account and make or cause to be made therein true and faithful entries of all dealings and transactions in relation to such business and will permit the Holder or its authorized agents to examine the same during normal business hours;

     (b) To perform obligations: The Company shall from time to time punctually observe and perform all of its obligations hereunder and pay and discharge all amounts payable under or by virtue or any lease, license, concession, franchise or right held by it so long as the same is of commercial value and benefit to it, and during such time will not suffer or permit any default for which any such lease, license, concession, franchise or right might be terminated, so that its interest therein may at all times be preserved unimpaired;

     (c) To repair: The Company shall, at all times repair and keep in repair and good order and condition, all vehicles, machinery, tools and equipment, chattels, furniture and furnishings (whether or not fixtures) used in or in connection with the Business and which are necessary for efficient operation up to a modern standard of usage, and renew and replace or cause to be renewed and replaced all and any of the same which may become worn out, dilapidated, unserviceable, inconvenient or destroyed, even by a fortuitous event, fire or other cause, and which are necessary for efficient operation, and, at all reasonable times allow the Holder or its duly authorized agent access to the Collateral in order to view the state and condition of the same;

     (d) Not to commit waste: Except as herein authorized, the Company shall not, without the previous consent, in writing, of the Holder, remove or destroy any of its buildings, plant or any structure whatsoever forming part of the Collateral;

     (e) To cooperate in the event of default: After the security created herein has become enforceable and the Holder shall have determined to enforce the same, the Company will from time to time execute and do all such assurances and things as the Holder may reasonably require for facilitating the realization of the Collateral and for exercising all the powers, authorities and discretions hereby conferred upon the Holder and for confirming to any purchaser of any of the Collateral, whether sold by the Holder pursuant to the terms hereof or by judicial proceedings, the title to the property so sold, and that the Company will, in this regard, give all notices and directions as the Holder may consider expedient;

     (f) To maintain insurance: The Company will insure the Collateral and keep the Collateral insured against loss or damage by any insurable peril for the full replacement cost thereof. Such insurance shall be satisfactory to the Holder and shall name the Holder as last payee and will require that the Holder be given thirty (30) days' notice in writing of any proposed changes or cancellations of any such insurance and no such change or cancellation shall be effected without the Holder's prior written consent thereto; and

     (g) Not to change name: The Company shall not change its name unless ninety (90) days' prior written notice thereof has been given to the Holder.

3.2       Special Covenants

          The Company hereby covenants that:

     (a) Not to permit encumbrances: The Company shall not, without the prior written consent of the Holder, create or permit to exist any chattel mortgage, conditional sales contract, security interest, mortgage, construction lien, hypothec, charge, pledge, lien or other encumbrance or any lease in the nature of a title retention agreement upon their undertaking, property or assets or any part or parts thereof, whether by specific or floating charge or right of distress or other analogous right, ranking, purporting to rank or capable of ranking in priority to or pari passu with the charges, mortgages, liens and security interests provided for herein;

     (b) Not to sell assets: The Company shall not, directly or indirectly, sell, lease or otherwise dispose of or transfer any of the Collateral (other than inventory sold in the ordinary course of business) without the prior written consent of the Holder, which consent shall not be unreasonably withheld;

     (c) Defend collateral: The Company will defend the Collateral against the claims and demands of all other persons claiming the same of any interest therein and will promptly notify the Holder of the details of any such claims and demands and of any loss or damage to any of the Collateral; and





     (d) Maintain corporate existence: The Company shall maintain its corporate existence and will not amalgamate with any other corporation or cause or allow the corporation to continue under any other Act without the prior written consent of the Holder.

ARTICLE 4. - DEFAULT AND ENFORCEMENT

4.1       Events of Default

          There will be a default hereunder in each and every of the events following (each of which is referred to herein as an "Event of Default"):

     (a) if the Company makes default in payment or performance in whole or in part of any of its obligations hereunder, including, without limitation, in the payment of interest and/or principal as provided in Article 1 when the same becomes due and payable;

     (b) if the Company ceases, or threatens to cease carrying on its business or if a petition shall be filed, an order shall be made or an effective resolution be passed for the winding-up or liquidation of the Company;

     (c) if the Company shall make a bulk sale of its assets or admits in writing its inability to pay its debts, or shall make a general assignment for the benefit of creditors, or any proceeding shall be instituted by or against the Company seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking appointment of a receiver, trustee or other similar official for it or for any part of its property;

     (d) if any proceedings are commenced in respect of the Company under the Companies' Creditors Arrangement Act; or

     (e) if any receiver, liquidator, trustee or other person shall lawfully take possession of the Collateral or any part thereof or if a distress or execution or any similar process be levied or enforced against any of the Collateral.

4.2       Waiver of Default

          The Holder may waive any breach by the Company of any of the provisions contained herein or default by the Company in the observance or performance of any covenant or condition to be observed or performed by the Company herein; provided always that no act or omission by the Holder shall extend to or be taken in any manner whatsoever to affect any subsequent breach or default or the rights resulting therefrom.



4.3       Remedies Upon Default

          Upon the occurrence of an Event of Default, the security hereby constituted shall become immediately enforceable and the Holder may:

     (a) immediately take possession of the Collateral and, whether or not the Holder has done so, may sell, lease or otherwise dispose of the Collateral or any part thereof either as a whole or in separate parcels and any such sale may be by public auction, by tender or by private sale, with or without notice and with or without advertising and without any other formality, all of which are hereby waived by the Company, and such sale shall be on such terms and conditions (including, without limitation, such terms and conditions as to credit and as to upset or reserve bid or price) and in such manner and at such time or times as the Holder may execute and deliver to any purchaser of the Collateral or any part thereof good and sufficient deeds and documents for the same, the Holder, and any manager or assistant manager of the Holder, being irrevocably constituted the attorney of the Company for the purpose of making any such sale and executing such deeds and documents. Without limiting the foregoing, in the event of any sale of the Collateral or any part thereof, the Holder or its agents and representatives may purchase any of the Collateral at a public or private sale;

     (b) by instrument in writing appoint any person or persons to be a receiver or receivers (which term shall include a receiver and manager) of the Collateral or of any part thereof and may remove any receiver so appointed and appoint another in his stead and any such receiver so appointed shall have the power:

          (i) to take possession of the Collateral or any part thereof;

          (ii) to carry on all or any part of the business of the Company relating to the Collateral;

          (iii) to borrow money for the purpose of the maintenance, preservation or protection of the Collateral or any part thereof or for carrying on all or any part of the business of the Company and to further charge the Collateral or any part thereof in priority to the charges of this Debenture as security for money so borrowed; and

          (iv) to sell, lease or otherwise dispose of the whole or any part of the Collateral at such time and upon such terms and conditions and in such manner as the receiver shall determine;




          provided that any such receiver shall be deemed the agent of the Company, and the Holder shall not be in any way responsible for any misconduct, negligence, acts or omissions of any such receiver; and

     (c) exercise any of the other rights to which the Holder is entitled at law or in equity as a holder of this Debenture, including the right to take proceedings in any court of competent jurisdiction for the appointment of a receiver and manager, for the sale of the Collateral or any part thereof or for foreclosure, and the right to take any other action, suit, remedy or proceeding authorized or permitted hereunder or by law or by equity in order to enforce the security constituted by this Debenture.

ARTICLE 5. - EXPENSES

5.1 The Company shall pay to the Holder immediately and without demand, the amount of all expenses and fees (including legal costs on a scale as between solicitor and his client, being a complete indemnity for all legal costs incurred) incurred in recovering any monies owing hereunder or in enforcing the security hereby constituted with interest thereon from the date of the incurring of such expenses at the rate at which interest is payable under this Debenture. Such interest shall be calculated and payable daily, not in advance, both before and after default, with interest on overdue interest at the same rate.

ARTICLE 6. - DISCHARGE

6.1 Upon the payment by the Company to the Holder of the monies secured by this Debenture and the satisfaction and discharge of all of the obligations of the Company secured hereunder, the Holder shall, at the request and at the expense of the Company, cancel and discharge the mortgage and charge set out in this Debenture and execute and deliver to the Company such deeds and other instruments as shall be requisite therefor.

ARTICLE 7. - CONTINUING AND ADDITIONAL SECURITY

7.1 This Debenture shall constitute and be a continuing security to the Holder and shall be in addition to and not in substitution for any other security now or hereafter held by the Holder.

ARTICLE 8. - GENERAL PROVISIONS

8.1       Notices

          Notices required or permitted to be given hereunder by one party to the other shall be given in writing, by personal delivery or by registered mail, postage prepaid, addressed to such other party or delivered to such other party as follows:



     (a)  to the Company at:

          4137 Lawrence Avenue East
          Suite 115
          West Hill, Ontario M1E 2S2
          Canada

     (b)  to the Holder at:

          Cable Beach Court
          No. 1 West Bay Street
          P.O.Box CB 11728
          Nassau
          Bahamas

or at such other address as may be given by one of them to the other in writing from time to time. A notice given as aforesaid shall be deemed to have been received when delivered or, if mailed, five (5) business days following the day of mailing thereof; provided that if a notice shall have been mailed and if regular mail service shall be interrupted by strike or other irregularity before the deemed receipt of such notice as aforesaid, such notice shall, unless earlier actually received, be deemed to have been received five (5) business days following the resumption of normal mail service.

8.2       Laws of Ontario

          This Debenture shall be governed by and construed in accordance with the laws of the Province of Ontario.

8.3       Time of the Essence

          Time shall be of the essence of this Debenture.

8.4       Successors, Assigns

          This Debenture shall enure to the benefit of and be binding upon the Holder and the Company and their respective successors, assigns and legal representatives.

          IN WITNESS WHEREOF the Company has caused its corporate seal to be hereunto affixed and this Debenture to be signed by its duly authorized officer this 21st day of March, 2000.














SIGNED, SEALED AND DELIVERED  )
     in the presence of:      )    FIRSTBINGO.COM
                              )
                              )    Per:
                              )
                              )    Per:
                              )
                              )
                              )    AMPANG INVESTMENTS LTD.
                              )
                              )    Per:
                              )
                              )    Per:
                              )

                          DEMAND DEBENTURE





                              BETWEEN:







                           FIRSTBINGO.COM




                              - and -




                      AMPANG INVESTMENTS LTD.







                         THOMAS M. SHEPPARD
                      Barrister and Solicitor
                          488 Huron Street
                          Toronto, Ontario
                              M5R 2R3